                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     AUGUST 23, 1995

                          UCI MEDICAL AFFILIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


0-13265                                                         59-2225346
(COMMISSION FILE NUMBER)                                      (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

                    6168 ST. ANDREWS ROAD, COLUMBIA, SC 29210
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (803) 772-8840
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OF FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




THIS DOCUMENT CONTAINS A TOTAL OF 64 PAGES. THE EXHIBIT INDEX IS SET FORTH ON SEQUENTIALLY NUMBERED PAGE 22 .

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to the terms of an Asset Purchase Agreement dated June 23, 1995 and executed August 23, 1995 (the "Contract") by and between Peter G. Manos, M.D. ( the "Seller") and UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation (the "Company") and the wholly-owned subsidiary of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), the Company has acquired certain assets of (including patient list and goodwill) associated with the medical practice owned and operated by the Seller in Greenville, South Carolina for a purchase price of $729,861, consisting of a $350,000 Promissory Note ( the "Note"); 100,000 shares of common stock of "UCI" and the assumption of approximately $67,361 of the Seller's trade accounts payable. The consideration paid by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and the Seller.

         The practice operated by the Seller was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. Currently, the Company expects to continue the operations of the practice in substantially the same manner as they were conducted prior to the acquisition, at one of the Company's locations.

         The Note bears interest at an annual rate of 9 percent payable monthly in arrears to the Seller.

         All descriptions of the Asset Purchase Agreement and the Note noted herein are qualified in their entirety by reference to such documents filed as Exhibits to this Current Report on Form 8-K.

ITEM 5.  OTHER EVENTS

         The Company wishes to release unaudited earnings of $52,007 for the month ending August 31, 1995 and $30,271 for the month ending July 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements for Summit Medical Center, the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on sequentially number page 4.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial information for Surfside Medical Center, the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7 (a) above.


         (C)      EXHIBITS.

         Exhibit 2         Asset Purchase Agreement dated June 23, 1995 and executed August 23, 1995 by and between Peter G. Manos, M.D. and UCI Medical Affiliates of South Carolina, Inc.

         Exhibit 10.1      Promissory  Note dated July 1, 1995 and  executed  August 23,  1995 given by UCI Medical
                           Affiliates of South Carolina, Inc. to Peter G. Manos, MD.


                          UCI Medical Affiliates, Inc.


                                    CONTENTS


                                                                                                     Page


Summit Medical Center Financial Statements as of December 31,
         1994........................................................................................1-8

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1994.................................................... 9
Notes to Combining Balance Sheet......................................................................10
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1994.............................................................11
     Notes to Combining Statement of Operations.......................................................12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at June 30, 1995.........................................................13
     Notes to Combining Balance Sheet.................................................................14
     Combining Statement of Operations and Accumulated Deficit
        for nine months ended June 30, 1995...........................................................15
     Notes to Combining Statement of Operations.......................................................16



                                         4

                            SCOTT & HOLLOWAY, L.L.P.
                          CERTIFIED PUBLIC ACCOUNTANTS




                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Summit Medical Center as of December 31, 1994 and 1993 and the related statements of operations, proprietor's capital, and cash flows for the years then ended. These financial statements are the responsibility of the Proprietor's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summit Medical Center as of December 31, 1994 and 1993 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Summit Medical Center and do not include the personal accounts of the proprietor or those of any other operations in which he may be engaged.


                                        (Signature of Scott & Holloway, L.L.P.)
Columbia, South Carolina
July 19, 1995

250 Berryhill Road (bullet) Suite 125 (bullet) Columbia (bullet) South Carolina (bullet) 29210 (bullet) Telephone (803) 731-0880 (bullet) Facsimile
(803) 731-2166

                              Summit Medical Center

                                 Balance Sheets

                                  December 31,



                                                                1994      1993
                                                             ---------  --------




ASSETS
Current assets:
    Cash and cash equivalents ............................   $ 52,313   $ 22,458
    Accounts receivable, net .............................    113,400     58,220
    Medical supplies inventory ...........................      8,129      5,768
                                                             --------   --------
         Total current assets ............................    173,842     86,446

Office and medical equipment, net ........................     84,069     90,688
                                                             --------   --------

         Total assets ....................................   $257,911   $177,134
                                                             ========   ========

LIABILITIES AND PROPRIETOR'S EQUITY
Current liabilities:
    Current portion of capital lease payable .............   $ 21,961   $ 17,461
    Accrued expenses .....................................      2,309      6,890
                                                             --------   --------
         Total current liabilities .......................     24,270     24,351

Long-term portion of capital leases payable ..............     45,400     67,361
                                                             --------   --------

         Total liabilities ...............................     69,670     91,712
                                                             --------   --------

Proprietor's equity ......................................    188,241     85,422
                                                             --------   --------


         Total liabilities and proprietor's equity .......   $257,911   $177,134
                                                             ========   ========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              Summit Medical Center

           Statements of Operations and Changes in Proprietor's Equity

                        For the years ended December 31,



                                                           1994            1993
                                                      ---------       ---------

Net medical revenue ............................      $ 541,699       $ 423,406
Operating costs ................................        128,680         108,721
                                                      ---------       ---------
         Operating margin ......................        413,019         314,685

General and administrative expenses ............        131,914         128,021
Depreciation and amortization ..................         12,449          11,867
                                                      ---------       ---------
         Income from operations ................        268,656         174,797

Interest expense ...............................         20,837          19,800
                                                      ---------       ---------
         Net income ............................        247,819         154,997

Proprietor's equity, beginning of year .........         85,422          30,425
Proprietor's draws .............................       (145,000)       (100,000)
                                                      ---------       ---------
Proprietor's equity, end of year ...............      $ 188,241       $  85,422
                                                      =========       =========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              Summit Medical Center

                            Statements of Cash Flows

                        For the years ended December 31,



                                                               1994         1993
                                                          ---------    ---------
OPERATING ACTIVITIES:
Net income ............................................   $ 247,819    $ 154,997
Adjustments to reconcile net income to cash provided by
   operating activities:
    Depreciation and amortization .....................      12,449       11,867
Changes in operating assets and liabilities:
    Accounts receivable ...............................     (55,180)     (41,383)
    Medical supplies inventory ........................      (2,361)       4,682
    Accrued expenses ..................................      (4,581)       2,025
                                                          ---------    ---------
         Cash provided by operating activities ........     198,146      132,188

INVESTING ACTIVITIES:
Purchases of property and equipment ...................      (5,830)      (3,477)
                                                          ---------    ---------
         Cash used by investing activities ............      (5,830)      (3,477)

FINANCING ACTIVITIES:
Proprietor draws ......................................    (145,000)    (100,000)
Payments on capital leases ............................     (17,461)     (12,424)
                                                          ---------    ---------
         Cash used in financing activities ............    (162,461)    (112,424)

Net increase in cash and cash equivalents .............      29,855       16,287
Cash and cash equivalents, beginning of year ..........      22,458        6,171
                                                          =========    =========
Cash and cash equivalents, end of year ................   $  52,313    $  22,458
                                                          =========    =========

Supplemental cash flow information:
    Cash paid for interest ............................   $  20,837    $  19,800
                                                          =========    =========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              Summit Medical Center

                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Peter G. Manos, MD is the sole proprietor of Summit Medical Center (the "Company") located in Greenville, South Carolina. The Company operates a family practice medical center that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Company and do not include the personal accounts of Peter G. Manos, MD or those of any other activities in which he may be engaged.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

MEDICAL SUPPLIES INVENTORY

Inventory consists of medical, radiology and laboratory supplies and are carried at the lower of average cost or market.

OFFICE AND MEDICAL EQUIPMENT

Depreciation for financial reporting purposes is provided principally by the straight-line method over the estimated useful lives of the assets, ranging from five to ten years.

Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized.

Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                              Summit Medical Center

                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

Net income from the Company is combined with the income and expenses of the proprietor from other sources and reported in the proprietor's individual federal and state income tax returns. The Company is not a taxpaying entity for purposes of federal and state income taxation, accordingly, provisions for income taxes have not been recorded in the Company's financial statements.

CASH EQUIVALENTS

The Company considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

FAIR VALUE OF FINANCIAL INVESTMENTS

The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values.

2.  OFFICE AND MEDICAL EQUIPMENT

Property and equipment of continuing operations consists of the following at December 31:



                                                                       1994                    1993
                                                                -------------------     --------------------

Medical equipment                                               $         81,971        $         81,971
Office equipment                                                          29,779                  23,949
                                                                -------------------     --------------------
                                                                         111,750                 105,920
Less, accumulated depreciation                                            27,681                  15,232
                                                                -------------------     --------------------
                                                                $         84,069        $         90,688
                                                                ===================     ====================


At December 31, 1994 and 1993, the cost of equipment under capital leases was $101,410 and accumulated amortization thereon was $26,060 and $14,698, respectively. Amortization of assets under capital lease is reported in depreciation and amortization.

                              Summit Medical Center

                          Notes to Financial Statements

3.  DESCRIPTION OF LEASING ARRANGEMENTS

The Company leases certain medical and office equipment under capital leases expiring at various dates through 1997. At the end of the lease terms, the Company is generally transferred title to the leased equipment or, in some cases, the payment of a fee representing residual value is required.

The following is a schedule by years of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 1994:

Year ending December 31,
  1995..........................................   $34,342
  1996..........................................    33,118
  1997..........................................    20,038
                                                   -------
         Total minimum lease payments ..........    87,498
Less:  amounts representing interest ...........    20,137
                                                   -------
         Present value of minimum lease payments    67,361
Current portion of capital lease payable .......    21,961
                                                   =======
Non-current portion of capital leases payable ..   $45,400
                                                   =======



The Company leases office space under an operating lease expiring in June, 1995. The Company does not intend to renew its lease on the office spaces. Total rental expense was $15,600 and $15,600 for the years ended December 31, 1994 and 1993, respectively.

4.  RELATED PARTY TRANSACTIONS

Peter G. Manos, MD, the sole proprietor, participates in the medical activities of the Company. All payments for services and benefits to Peter G. Manos, MD are recorded as proprietor draws in the financial statements.

                              Summit Medical Center

                          Notes to Financial Statements

5.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, the Company extends credit to patients without requiring collateral. Each individual's ability to pay balances due the Company is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Company are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Company would incur in the event of non-payment by the counter party is the national amount of the patient billing.

6.  SUBSEQUENT EVENT

In July, 1995, UCI Medical Affiliates of South Carolina, Inc. ("UCI") entered into a definitive agreement to acquire all the office and medical equipment and substantially all the Company's tangible personal property (including patient lists and goodwill) for $729,861 consisting of $312,500 in restricted common stock of UCI, the assumption of certain lease liabilities and a 27 month Promissory Note for $350,000. The Promissory Note bears interest at nine (9) percent.

As a condition of the above transaction, Peter G. Manos, MD entered into a 10 year employment agreement with UCI.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1994
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1994 per the Company's Annual Report and Summit Medical Center as of December 31, 1994 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Summit Medical Center after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                                               UCI Medical
                                                                Affiliates, Summit Medical   Pro Forma         Pro Forma
                                                                   Inc           Center     Adjustments         Combined
                                                                -----------   -----------    -----------       -----------
ASSETS
Cash and cash equivalents ..................................   $   210,286    $    52,313   $   (52,313)(b)    $    95,886
                                                                                               (114,400)(a)
Accounts receivable - net ..................................     1,508,514        113,400      (113,400)(b)      1,508,514
Medical supplies inventory .................................       217,076          8,129          --              225,205
Deferred taxes .............................................       491,543           --            --              491,543
Prepaids and other assets ..................................       111,149           --            --              111,149
Goodwill ...................................................     2,651,245           --         595,153 (c)      3,246,398
Property, plant and
   equipment, net ..........................................     1,098,310         84,069          --            1,182,379
Deferred taxes .............................................       120,639           --            --              120,639
Other assets ...............................................       265,531           --            --              265,531
                                                               ===========   ===========    ===========        ===========
         Total assets ......................................   $ 6,674,293    $   257,911   $   315,040        $ 7,247,244
                                                               ===========   ===========    ===========        ===========


LIABILITIES
Current portion - long-term
   debt ....................................................   $   542,564    $      --     $   131,341(d)    $   673,905
Current portion - capital
   lease ...................................................          --           21,961          --              21,961
Accounts payable ...........................................       467,371           --            --             467,371
Accrued payroll ............................................       204,601           --            --             204,601
Other accrued liabilities ..................................       458,782          2,309        (2,309)(b)       458,782
Accrued payroll taxes ......................................       103,011           --         103,011
Long-term debt - net of
   current .................................................     2,295,197           --         163,081 (d)     2,458,278
Capital lease - net of
   current .................................................          --           45,400          --              45,400
Proprietor's equity ........................................          --          188,241      (188,241)(e)            --
Common stock ...............................................       131,109           --           5,000 (f)        136,109
Paid-in capital ............................................     7,728,554           --         307,500 (f)      8,036,054
Accumulated deficit ........................................    (5,256,896)          --        (101,332)(e)     (5,358,228)
                                                                ===========   ===========      ===========     ===========
         Total liabilities .................................   $ 6,674,293    $   257,911   $   315,040        $ 7,247,244
                                                                ===========   ===========      ===========     ===========


                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1994
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Summit Medical Center by UCI Medical Affiliates, Inc. for an aggregate price of $729,861. The purchase occurred on August 25, 1995. The combining balance sheet reflects the year ended September 30, 1994. Pro forma adjustments are made to reflect:

(a.)   A net increase as a result of the following:

                  $       145,000          partner draws not required
                           15,600          decrease in rent payments
                         (200,000)         increase in physician salaries
                          (75,000)         three cash payments before closing
                   -------------------
                   $      (114,400)
                   ===================



(b.) Proprietor's cash ($52,313), accounts receivable ($113,400) and accrued expenses ($2,309) were not acquired.

(c.)  Excess  of  acquisition  cost  over  the  values  of net  assets  acquired
      (goodwill) less one year's amortization. ($637,663 goodwill less $42,510 amortization)

(d.)  Issuance  of  long-term  debt  necessary  to  complete  the acquisition less the first year's principal payments. ($275,000 loan plus $19,422 interest less $131,341 principal reduction)

(e.) Changes in proprietor's deficit as a result of adjustments on pro forma statement of operations.

(f.) Issuance of 100,000  restricted  common  shares  valued at  $312,500 based on a per-share value of $3.125.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1994
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1994 per the Company's Annual Report and Summit Medical Center as of December 31, 1994 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Summit Medical Center after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                                     UCI Medical
                                                     Affiliates,  Summit Medical        Pro Forma        Pro Forma
                                                        Inc.          Center           Adjustments        Combined
                                                    ------------  ---------------     ---------------  -------------

Revenue ........................................   $ 12,540,040    $    541,699    $       --          $ 13,081,739
Operating costs ................................     11,880,508         128,680         200,000 (a)      12,209,188
                                                    ------------    ------------    ------------       ------------
Operating margin ...............................        659,532         413,019        (200,000)            872,551

General and administrative
   expenses ....................................         74,698         131,914         (15,600)(c)         191,012
Depreciation and
   amortization ................................        319,554          12,449          42,510 (b)         374,513
                                                    ------------    ------------    ------------       ------------
Income from operations .........................        265,280         268,656        (226,910)            307,026

Interest .......................................        164,182          20,837          19,422 (d)         204,441
Loss on equipment ..............................         68,892            --              --                68,892
                                                    ------------    ------------    ------------       ------------

Income before income tax .......................         32,206         247,819        (246,332)             33,693
Benefit for income taxes .......................        612,182            --              --               612,182
                                                    ------------    ------------    ------------       ------------

Net income .....................................        644,388         247,819        (246,332)            645,875

Accumulated deficit -
   beginning of year ...........................     (5,901,284)         85,422            --            (5,815,862)
Proprietor draws less
   contributions ...............................           --          (145,000)       (145,000)(e)              --
                                                    ------------    ------------    ------------       ------------

Accumulated deficit - end
   of year .....................................   $ (5,256,896)   $    188,241    $   (101,332)       $ (5,169,987)
                                                    ============    ============    ============       ============

Earnings per common and common equivalent share:
    Net income .................................   $        .28             (f)                        $        .27
                                                    ============    ============    ============       ============

Weighted average shares of
   common stock outstanding.....................      2,324,241             (f)                           2,424,241
                                                    ============    ============    ============       ============


                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Statement of
                     Operations and Accumulated Deficit for
                        the year ended September 30, 1994
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Additional physician salary based on employment contract between the Summit Medical Center owner and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Rent expense decrease because the lease on office space occupied by Summit Medical Center was not renewed

(d)    Additional interest charges on the $275,000 debt issued estimated 9%

(e)    Proprietor draws not present under new contract

(f)    Not applicable, organization was a sole proprietorship

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1995 per the Form 10QSB and Summit Medical Center as of December 31, 1994 appearing in item 7a of this filing. This information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Summit Medical Center after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                             UCI Medical
                             Affiliates,      Summit Medical   Pro Forma       Pro Forma
                                 Inc.             Center      Adjustments      Combined
                            ---------------  --------------- --------------  --------------

ASSETS
Cash and cash
  equivalents .............   $      --      $    52,313   $   (52,313)(b)     $      --
Accounts receivable
  - net ...................     2,069,758        113,400      (113,400)(b)     2,069,758
Medical supplies
  inventory ...............       249,089          8,129          --             257,218
Deferred taxes ............       491,543           --            --             491,543
Prepaids and other
  assets ..................       211,726           --            --             211,726
Property, plant and
   equipment, net .........     2,338,426         84,069          --           2,422,495
Deferred taxes ............       120,639           --            --             120,639
Goodwill, net .............     2,964,066           --         605,780 (c)     3,569,846
Other assets ..............       258,485           --            --             258,485
                              ===========   ===========    ===========       ===========
         Total assets .....   $ 8,703,732    $   257,911   $   440,067       $ 9,401,710
                              ===========   ===========    ===========       ===========

LIABILITIES
Current portion - long-term
   debt ...................   $ 1,013,241    $      --     $   131,341 (d)   $ 1,144,582
Current portion - capital
   lease ..................          --           21,961          --              21,961
Accounts payable ..........     1,312,800           --         114,400 (a)     1,427,200
Accrued salary ............       262,323           --            --             262,323
Other accrued
  liabilities .............       420,326          2,309        (2,309)(b)       420,326
Long-term debt - net of ...                         --
   current ................     2,845,435                      148,375(d)      2,983,265
Capital lease - net of
   current ................          --           45,400          --              45,400
Proprietor's equity .......          --          188,241      (188,241)(e)            --
Common stock ..............       170,108           --           5,000 (f)        175,108
Paid-in capital ...........     9,380,556           --         307,500 (f)      9,688,056
Accumulated deficit .......    (6,701,057)          --         (75,999)(e)     (6,766,511)
                              ===========   ===========    ===========        ===========
      Total liabilities....   $ 8,703,732    $   257,911   $   440,067        $ 9,401,710
                              ===========   ===========    ===========        ===========


                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Summit Medical Center by UCI Medical Affiliates, Inc. for an aggregate price of $729,861. Pro forma adjustments are made to reflect:
(a)    A net increase as a result of the following:



                   $       145,000          partner draws not required
                            15,600          decrease in rent payments
                          (200,000)         increase in physician salaries
                           (75,000)         three cash payments before closing
                     -------------------

                   $      (114,400)
                    ===================

(b.) Proprietor's cash ($52,313), accounts receivable ($113,400) and accrued expenses ($2,309) were not acquired.

(c.)   Excess  of  acquisition   cost  over  the  values  of  net  assets
       acquired   (goodwill)  less  one  year's amortization.  ($637,663
       goodwill less $31,883 amortization)

(d.) Issuance of long-term debt necessary to complete the acquisition less the first year's principal payments. ($275,000 loan plus $14,566 interest less $131,341 principal reduction)

(e.) Changes in proprietor's deficit as a result of adjustments on pro forma statement of operations.

(f.) Issuance of 100,000 restricted common shares valued at $312,500 based on a per-share value of $3.125.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the nine months ended June 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. for the nine months ended June 30, 1995 and Summit Medical Center for the nine months ended December 31, 1994. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Summit Medical Center after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended December 31, 1994 for Summit Medical Center is estimated since Summit did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                                    UCI Medical
                                                    Affiliates,    Summit Medical     Pro Forma       Pro Forma
                                                        Inc.            Center        Adjustments     Combined
                                                  ---------------  --------------   --------------- -----------

Revenue ........................................   $ 12,825,971    $    406,274    $       --      $ 13,232,245
Operating costs ................................     13,518,719          96,510         150,000 (a)  13,765,229
                                                   ------------    ------------    ------------    ------------
Operating margin ...............................       (692,748)        309,764        (150,000)       (532,984)

General and administrative
   expenses ....................................         56,725          98,935         (11,700)(c)     143,960
Depreciation and
   amortization ................................        393,205           9,337          31,883 (b)     434,425
                                                   ------------    ------------    ------------    ------------
Income from operations .........................     (1,142,678)        201,492        (170,183)     (1,111,369)

Interest expense, net of
   interest income .............................        301,483          15,628          14,566 (d)     331,677
                                                    ------------    ------------    ------------    ------------

Net income .....................................     (1,444,161)        185,864        (184,749)     (1,443,046)

Accumulated deficit -
   beginning of period .........................     (5,256,896)        121,672            --        (5,135,224)
Proprietor's draws .............................           --          (108,750)       (108,750)(e)         --
                                                    ------------    ------------    ------------    ------------

Accumulated deficit - end
   of period ...................................   $ (6,701,057)   $    198,786    $    (75,999)   $ (6,578,270)
                                                   ============    ============    ============    ============

Earnings per common and common equivalent share:
    Net income .................................   $       (.48)               (f)                 $       (.46)
                                                   ============    ============    ============    ============

Weighted average shares of
   common stock outstanding.....................      3,031,478                (f)                   3,131,478
                                                   ============    ============    ============    ============


                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Statement of
                   Operations and Accumulated Deficit for the
                         nine months ended June 31, 1995
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Additional physician salary based on employment contract between the Summit Medical Center owner and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 40 years.

(c) Rent expense decrease because the lease on office space occupied by Summit Medical Center was not renewed

(d)    Additional interest charges on the $275,000 debt issued estimated 9%

(e)    Proprietor draws not present under new contract

(f)    Not applicable, organization was a sole proprietorship

2. UCI Medical Affiliates, Inc. has available net operating losses for federal and state purposes, which may be applied against future taxable income.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UCI  MEDICAL AFFILIATES, INC.




Date: September 25, 1995                 By: (Signature of M.F. McFarland, III)
                                                         M.F. McFarland, III
                                                            President

                                          By: (Signature of Jerry F. Wells, Jr.)
                                                        Jerry F. Wells, Jr.
                                                      Chief Financial Officer

                                  EXHIBIT INDEX



                                                                                                       Sequentially
                                                                                                      Numbered Page



Exhibit 2         Asset Purchase Agreement dated June 23, 1995
                  and executed August 23, 1995 by and between
                  Peter  G. Manos,  M.D. and  UCI  Medical Affiliates
                   of  South Carolina, Inc.  ..................................................................... 23

Exhibit 10.1      Promissory Note dated July 1, 1995  given by
                  and executed August 23, 1995 UCI  Medical Affiliates
                   of South Carolina, Inc. to Peter G. Manos, M.D. ............................................... 60

                                       22